Exhibit 8.1

Name	Jurisdiction	Ownership %	Shareholder
Acres Gaming Incorporated	Nevada, USA	100	International Game Technology
Anguilla Lottery and Gaming Company, Ltd.	Anguilla	100	Leeward Islands Lottery Holding Company, Inc.
Antigua Lottery Company, Ltd.	Antigua	100	Leeward Islands Lottery Holding Company, Inc.
Atronic Australia Pty Ltd.	Australia	100	Atronic Australien GmbH
Atronic Australien GmbH	Germany	100	International Game Technology PLC
Beijing GTECH Computer Technology Company Ltd.	China (PRC)	100	IGT Foreign Holdings Corporation
Big Easy S.r.l.	Italy	51	Lottomatica Videolot Rete S.p.A.
Big Macao S.r.l.	Italy	100	Big Easy S.r.l
BillBird S.A.	Poland	100	IGT Global Services Limited
BringIt, Inc.	Delaware, USA	100	IGT
Business Venture InvestmentsNo 1560 Proprietary Limited	South Africa	100	IGT Global Services Limited
Caribbean Lottery Services, Inc.	U.S. Virgin Islands	100	Leeward Islands Lottery Holding Company, Inc.
CartaLis Imel S.p.A.	Italy	85	Lottomatica Italia Servizi S.p.A.
Casablanca Gaming Group AB	Sweden	100	IGT Interactive (Sweden) AB
Casagaming Holding Ltd	Malta	100	Casablanca Gaming Group AB (99%); IGT Interactive (Sweden) AB (1%)
Casagaming Ltd	Malta	100	Casagaming Holding Ltd (99%); IGT Interactive (Sweden) AB (1%)
CLS-GTECH Company Limited	British Virgin Islands	50	IGT Global Services Limited
CLS-GTECH Technology (Beijing) Co., Ltd.	China (PRC)	100	CLS-GTECH Company Limited
Consel Consorzio Elis	Italy	0.1	Lottomatica Holding S.r.l.
Consorzio Lotterie Nazionali	Italy	63	Lottomatica Holding S.r.l.
Cyberview International, Inc.	Delaware, USA	100	IGT
Data Transfer Systems, Inc.	Delaware, USA	100	IGT Global Solutions Corporation
DoubleDown Interactive B.V.	Netherlands	100	IGT Interactive C.V.
Double Down Interactive LLC	Washington (USA)	100	International Game Technology
Dreamport do Brasil Ltda.	Brazil	100	Dreamport, Inc. (99.75%); IGT Foreign Holdings Corporation (0.25%)
Dreamport, Inc.	Delaware, USA	100	IGT Global Solutions Corporation
Dreamport Suffolk Corporation	Delaware, USA	100	IGT Global Solutions Corporation

Name	Jurisdiction	Ownership %	Shareholder
Eagle Ice AB	Sweden	100	International Game Technology
Entraction Holding AB	Sweden	100	Eagle Ice AB
Entraction Mobile AB	Sweden	100	Entraction Holding AB
Europrint Holdings Limited	United Kingdom	100	IGT Global Solutions Corporation
Europrint (Promotions) Limited	United Kingdom	100	Europrint Holdings Ltd.
Gaming Productions Holding Limited	Malta	100	Entraction Holding AB (99%); IGT Interactive (Sweden) AB (1%)
GTECH Asia Corporation	Delaware, USA	100	IGT Global Solutions Corporation
GTECH Brasil Ltda.	Brazil	100	IGT Global Solutions Corporation (99.75%); IGT Foreign Holdings Corporation (0.25%)
GTECH German Holdings Corporation GmbH	Germany	100	International Game Technology PLC
GTECH (Gibraltar) Holdings Limited f/k/a St. Enodoc Holdings Limited	Gibraltar	100	IGT Global Services Limited
GTECH GmbH	Germany	100	IGT Global Services Limited
GTECH Malta Casino Limited f/k/a Boss Media Malta Casino Ltd.	Malta	99.99	GTECH Malta Holdings Limited
GTECH Malta Holdings Limited f/k/a Boss Holdings Ltd.	Malta	99.99	GTECH Sweden Interactive AB
GTECH Malta Poker Limited f/k/a Boss Media Malta Poker Ltd.	Malta	99.99	GTECH Malta Holdings Limited
GTECH Management P.I. Corporation	Delaware, USA	100	IGT Global Solutions Corporation
GTECH Mexico S.A. de C.V.	Mexico	100	IGT Global Solutions Corporation (99.656696%); IGT Foreign Holdings Corporation (0.343297%); GTECH Latin America Corporation (0.000007%)
GTECH Southern Africa (Pty) Ltd.	South Africa	100	IGT Global Solutions Corporation
GTECH Spain S.A. f/k/a G2 Gaming Spain, S.A.	Spain	100	GTECH Global Lottery S.L.U.
GTECH Sweden AB	Sweden	100	IGT Global Services Limited
GTECH Sweden Interactive AB f/k/a Boss Media AB	Sweden	100	IGT Global Services Limited
GTECH Ukraine	Ukraine	100	GTECH Asia Corporation (99%); GTECH Management P.I. Corporation (1%)
GTECH WaterPlace Park Company, LLC	Delaware, USA	100	IGT Global Solutions Corporation
GTECH West Africa Lottery Limited	Nigeria	100	IGT Global Services Limited (75%); IGT Ireland Operations Limited (25%)
Hudson Alley Software, Inc.	New York, USA	100	IGT Global Solutions Corporation
IGT	Nevada, USA	100	International Game Technology
IGT (Alderney) Limited	Alderney	100	IGT Interactive C.V.

Name	Jurisdiction	Ownership %	Shareholder
IGT (Alderney 1) Limited	Alderney	100	IGT (Alderney) Limited
IGT (Alderney 2) Limited	Alderney	100	IGT (Alderney) Limited
IGT (Alderney 4) Limited	Alderney	100	IGT (Alderney) Limited
IGT (Alderney 5) Limited	Alderney	100	IGT (Alderney) Limited
IGT (Alderney 7) Limited	Alderney	100	IGT (Alderney) Limited
I.G.T. - Argentina S.A.	Argentina	100	International Game Technology (96.67%); International Game Technology S.R.L. (3.33%)
IGT Asia - Macau, S.A.	Macau	100	International Game Technology (99.92%); IGT (.04%); IGT International Holdings 1 LLC (.04%)
IGT ASIA PTE. LTD.	Singapore	100	International Game Technology
IGT Asiatic Development Limited	British Virgin Islands	100	International Game Technology
IGT Australasia Corporation f/k/a GTECH Australasia Corporation	Delaware, USA	100	IGT Global Solutions Corporation
I.G.T. (Australia) Pty Limited	Australia	100	International Game Technology
IGT Austria GmbH f/k/a GTECH Austria GmbH f/k/a Spielo International Austria GmbH	Austria	100	IGT Germany Gaming GmbH
IGT-Canada Inc.	Canada	100	International Game Technology
IGT Canada Solutions ULC f/k/a GTECH Canada ULC	Nova Scotia, Canada	100	International Game Technology PLC
IGT-China, Inc.	Delaware, USA	100	International Game Technology
IGT Colombia Ltda. f/k/a GTECH Colombia Ltda.	Colombia	100	IGT Global Services Limited (99.99%); IGT Comunicaciones Colombia Ltda. (.005%); Maria Clara Martinez (.005%)
IGT Communicaciones Colombia Ltda. f/k/a/ GTECH Communicaciones Colombia Ltda.	Colombia	100	IGT Foreign Holdings Corporation (99.99%); Alvaro Rivas (.01%) (Nominee share)
IGT Czech Republic, LLC f/k/a/ GTECH Czech Republic, LLC (1)	Delaware, USA	37	IGT Global Solutions Corporation
IGT Denmark Corporation f/k/a GTECH Northern Europe Corporation	Delaware, USA	100	IGT Global Solutions Corporation
IGT do Brasil Ltda.	Brazil	100	IGT International Treasury B.V. (99.99%); IGT International Treasury Holding LLC (.01%)
IGT Dutch Interactive LLC	Delaware, USA	100	IGT Interactive Holdings 2 C.V.
IGT EMEA B.V.	Netherlands	100	IGT-Europe B.V.
IGT Estonia OÜ	Estonia	100	IGT Interactive (Malta) Holding Ltd
IGT-Europe B.V.	Netherlands	100	International Game Technology
IGT Far East Pte Ltd f/ka/ GTECH Far East Pte Ltd	Singapore	100	IGT Global Services Limited

Name	Jurisdiction	Ownership %	Shareholder
IGT Foreign Holdings Corporation f/k/a GTECH Foreign Holdings Corporation	Delaware, USA	100	IGT Global Solutions Corporation
IGT France SARL f/k/a GTECH France SARL	France	100	IGT Foreign Holdings Corporation
IGT GAMES SAS f/k/a GTECH SAS	Colombia	100	IGT Global Services Limited (80%); GTECH Comunicaciones Ltda. (10%); IGT Foreign Holdings Corporation (10%)
IGT Germany Gaming GmbH f/k/a GTECH Germany GmbH	Germany	100	GTECH German Holdings Corporation GmbH
IGT (Gibraltar) Limited	Gibraltar	100	IGT Interactive C.V.
IGT (Gibraltar) Solutions Limited f/k/a GTECH (Gibraltar) Limited f/k/a Spielo International (Gibraltar) Limited	Gibraltar	100	GTECH (Gibraltar) Holdings Limited
IGT Global Services Limited f/k/a GTECH Global Services Corporation Limited	Cyprus	100	IGT Global Solutions Corporation
IGT Global Solutions Corporation f/k/a GTECH Corporation	Delaware, USA	100	IGT
IGT Hong Kong Limited	Hong Kong	100	IGT Asiatic Development Limited
IGT Indiana, LLC f/k/a GTECH Indiana, LLC	Indiana, USA	100	IGT Global Solutions Corporation
IGT India Private Limited f/k/a GTECH India Private Limited f/k/a Springboard Technologies Private Limited	India	100	IGT Global Services Limited (99.99%); IGT Far East Pte Ltd. (0.01%)
IGT Interactive C.V.	Netherlands	100	IGT (35.8274668); IGT Interactive Holdings 2 C.V. (32.522068%); International Game Technology (31.6504432%); IGT Dutch Interactive LLC (0.000022%)
IGT Interactive Emop (Malta) Limited	Malta	100	IGT Interactive Investment (Malta) Holding Limited (99%); IGT Interactive (Sweden) AB (1%)
IGT Interactive Holdings 2 C.V.	Netherlands	100	IGT Interactive, Inc. (13.831555%); International Game Technology (86.168444%); IGT International Holdings 1 LLC (0.000001%)
IGT Interactive, Inc.	Delaware, USA	100	International Game Technology
IGT Interactive Investment (Malta) Holding Limited	Malta	100	Entraction Holding AB (99%); IGT Interactive (Sweden) AB (1%)
IGT Interactive (Malta) Holding Ltd	Malta	100	IGT Interactive (Sweden) AB (99%); Entraction Holding AB (1%)
IGT Interactive Network (Malta) Holding Limited	Malta	100	IGT Interactive (Sweden) AB (99%); Entraction Holding AB (1%)
IGT Interactive Network (Malta) Limited	Malta	100	IGT Interactive Network (Malta) Holding Limited (99%); IGT Interactive (Sweden) AB (1%)

Name	Jurisdiction	Ownership %	Shareholder
IGT Interactive Operation (Malta) Ltd	Malta	100	IGT Interactive (Malta) Holding Ltd (99%); IGT Interactive (Sweden) AB (1%)
IGT Interactive (Sweden) AB	Sweden	100	Entraction Holding AB
IGT International Holdings 1 LLC	Delaware, USA	100	International Game Technology
IGT International Treasury B.V.	Netherlands	100	International Game Technology
IGT International Treasury Holding LLC	Delaware, USA	100	IGT International Treasury B.V.
IGT Ireland Operations Limited f/k/a GTECH Ireland Operations Limited	Ireland	100	IGT Global Services Limited
IGT-Íslandi ehf. (IGT-Iceland plc)	Iceland	100	International Game Technology
IGT Italia Gaming Machines Solutions S.r.l. f/k/a Spielo International Italy S.r.l.	Italy	100	Lottomatica Holding S.r.l.
IGT Japan K.K.	Japan	100	IGT International Treasury B.V.
IGT Juegos S.A.S.	Colombia	100	IGT Peru Solutions S.A. (60%); IGT Games S.A.S. (40%)
IGT Korea LLC	Korea	100	IGT Global Services Limited
IGT Latin America Corporation f/k/a GTECH Latin America Corporation (2)	Delaware, USA	80	IGT Global Solutions Corporation; Computers and Controls (Holdings) Limited (20%)
IGT-Latvia SIA	Latvia	100	International Game Technology
IGT-Mexicana de Juegos, S. de R.L. de C.V.	Mexico	100	IGT (99.99%); International Game Technology (0.001%)
IGT Mexico Lottery S. de R.L. de CV. f/k/a/ GTECH Servicios de México, S. de R.L. de C.V.	Mexico	100	IGT Global Solutions Corporation (99.9%); IGT Foreign Holdings Corporation Holdings Corporation (0.1%)
IGT Monaco S.A.M. f/k/a GTECH Monaco S.A.M. f/k/a Spielo International Monaco S.A.M.	Monaco	98	IGT Austria GmbH f/k/a/ GTECH Austria GmbH
IGT Peru Solutions S.A. f/ka/ GTECH Peru S.A. f/k/a Spielo International Peru S.A.	Peru	98	IGT Germany Gaming GmbH
IGT Poland Sp. z.o.o. f/k/a GTECH Poland Sp. z o.o.	Poland	100	IGT Global Solutions Corporation
IGT Rhode Island LLC f/k/a GTECH Rhode Island LLC	Rhode Island, USA	100	IGT Global Solutions Corporation
IGT Slovakia Corporation f/k/a GTECH Slovakia Corporation	Delaware, USA	100	IGT Global Solutions Corporation
IGT Spain Lottery, S.L.U. f/k/a GTECH Global Lottery S.L.U.	Spain	100	IGT Global Services Limited
IGT Sweden Investment AB f/k/a GTECH Sweden Investment AB f/k/a Boss Media Investment AB	Sweden	100	GTECH Sweden Interactive AB
IGT Technology Development (Beijing) Co. Ltd.	China	100	IGT Hong Kong Limited

Name	Jurisdiction	Ownership %	Shareholder
IGT Turkey Teknik Hizmetler Ve Musavirlik Anonim f/k/a GTECH Avrasya Teknik Hizmetler Ve Musavirlik A.S.	Turkey	99.6	IGT Global Solutions Corporation
IGT (UK1) Limited	United Kingdom	100	IGT Interactive, Inc.
IGT (UK2) Limited	United Kingdom	100	IGT – UK Group Limited
IGT UK Games Limited f/k/a GTECH UK Games Limited f/k/a SI Games UK Limited	United Kingdom	100	GTECH Sweden Interactive AB
IGT-UK Gaming Limited	United Kingdom	100	IGT – UK Group Limited
IGT - UK Group Limited	United Kingdom	100	International Game Technology
IGT UK Interactive Holdings Limited f/k/a GTECH Sports Betting Solutions Limited	United Kingdom	100	IGT Global Services Limited
IGT UK Interactive Limited f/k/a GTECH UK Interactive Limited	United Kingdom	100	IGT UK Interactive Holdings Limited
IGT U.K. Limited f/k/a GTECH U.K. Limited	United Kingdom	100	IGT Global Solutions Corporation
IGT VIA DOMINICAN REPUBLIC f/k/a GTECH VIA DR, SAS	Dominican Republic	100	IGT Global Services Limited (99.9997%); IGT Ireland Operations Limited (0.0003%)
IGT Worldwide Services Corporation f/k/a GTECH Worldwide Services Corporation	Delaware, USA	100	IGT Global Solutions Corporation
Innoka Oy	Finland	81	IGT Global Services Limited
Interactive Games International Limited	United Kingdom	100	Europrint Holdings Ltd.
International Game Technology	Nevada, USA	100	International Game Technology PLC
International Game Technology-Africa (Pty) Ltd.	South Africa	100	IGT International Treasury B.V.
International Game Technology España, S.L.	Spain	100	IGT-Europe B.V.
International Game Technology (NZ) Limited	New Zealand	100	I.G.T. (Australia) Pty Limited
International Game Technology Services Limited	Cyprus	100	International Game Technology PLC
International Game Technology S.R.L.	Peru	100	IGT (99.991%); IGT International Holdings 1 LLC (0.009%)
Leeward Islands Lottery Holding Company, Inc.	St. Kitts & Nevis	100	IGT Global Services Limited
LIS Istituto di Pagamento S.p.A.	Italy	100	Lottomatica Italia Servizi S.p.A.
Lotterie Nazionali S.r.l.	Italy	64	Lottomatica Holding S.r.l.
Lottery Equipment Company	Ukraine	100	GTECH Asia Corporation (99.994%); GTECH Management P.I. Corporation (.006%)

Name	Jurisdiction	Ownership %	Shareholder
LOTTOITALIA S.r.l.	Italy	61.5	Lottomatica S.p.A.
Lottomatica Giochi e Partecipazioni S.r.l.	Italy	100	International Game Technology PLC
Lottomatica Holding S.r.l.	Italy	100	International Game Technology PLC
Lottomatica Italia Servizi S.p.A.	Italy	100	Lottomatica Holding S.r.l.
Lottomatica Scommesse S.r.l.	Italy	100	Lottomatica Holding S.r.l.
Lottomatica S.p.A.	Italy	100	Lottomatica Holding S.r.l.]
Lottomatica Videolot Rete S.p.A.	Italy	100	Lottomatica Holding S.r.l.
Loxley GTECH Technology Co., Ltd.	Thailand	49	IGT Global Services Limited (39%); IGT Global Solutions Corporation (10%)
Neurosoft S.A.	Greece	16.58	International Game Technology PLC
Northstar Lottery Group, LLC	Illinois, USA	80	IGT Global Solutions Corporation
Northstar New Jersey Holding Company, LLC	New Jersey, USA	50.15	IGT Global Solutions Corporation
Northstar New Jersey Lottery Group, LLC	New Jersey, USA	82.31	Northstar New Jersey Lottery Holding Company, LLC
Northstar SupplyCo New Jersey, LLC	New Jersey, USA	70	IGT Global Solutions Corporation
Online Transaction Technologies SARL à Associé Unique	Morocco	100	IGT Foreign Holdings Corporation
Optima Gaming Service S.r.l.	Italy	100	Lottomatica Videolot Rete S.p.A.
Orbita Sp. z o.o.	Poland	100	IGT Global Solutions Corporation
Oy GTECH Finland Ab	Finland	100	IGT Global Solutions Corporation
PCC Giochi e Servizi S.p.A.	Italy	100	Lottomatica S.p.A.
Playyoo SA	Switzerland	100	IGT UK Interactive Limited
Poker Provider Limited	Malta	100	Gaming Productions Holding Limited (99%); IGT Interactive (Sweden) AB (1%)
Powerhouse Technologies, Inc.	Delaware, USA	100	International Game Technology
Probability Games Corporation Limited	U.K.	100	IGT UK Interactive Limited
Probability (Gibraltar) Limited	Gibraltar	100	IGT UK Interactive Limited
Prodigal Lottery Services, N.V.	Netherlands Antilles	100	Leeward Islands Lottery Holding Company, Inc.
Retail Display and Service Handlers, LLC	Delaware, USA	100	IGT Global Solutions Corporation
Ringmaster S.r.l.	Italy	50	Lottomatica Holding S.r.l.
SED Multitel S.r.l.	Italy	100	Lottomatica Holding S.r.l.
Servicios Corporativos y de Administracion, S. de R.L. de C.V.	Mexico	100	International Game Technology (99.97%); IGT (0.03%)
Siam GTECH Company Limited	Thailand	99.97	IGT Global Solutions Corporation
Spielo International Argentina S.r.l.	Argentina	86.45	IGT Germany Gaming GmbH
St. Kitts and Nevis Lottery Company, Ltd.	St. Kitts & Nevis	100	Leeward Islands Lottery Holding Company, Inc.
Surfit i Nacka AB	Sweden	100	Entraction Holding AB

Name	Jurisdiction	Ownership %	Shareholder
Technology and Security Printing S.r.l.	Italy	50	PCC Giochi e Servizi S.p.A.
Technology Risk Management Services, Inc.	Delaware, USA	100	IGT Global Solutions Corporation
UTE Logista-GTECH, Law 18/1982, No. 1	Spain	50	IGT Spain Lottery S.L.
VIA TECH Servicios SpA	Chile	100	IGT Global Services Limited
VIATEC S.r.l.	Argentina	100	IGT Foreign Holdings Corporation (95%); IGT Global Solutions Corporation (5%)
VLC, Inc.	Montana, USA	100	Powerhouse Technologies, Inc.
Yeonama Holdings Co. Limited	Cyprus	30	IGT Global Services Limited

NOTES

Unless otherwise noted, the consolidation method for all subsidiaries listed above is on a line-by-line basis.
(1)	IGT Global Solutions Corporation holds a 37% ownership interest in IGT Czech Republic, LLC, but consolidates this entity as it exercises control.
(2)	IGT Global Solutions Corporation holds an 80% interest in IGT Latin America Corporation, but exercises 100% voting power.